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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2017 to September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Annual Report

  2  0  1  8

TEKLA HEALTHCARE INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE INVESTORS

Dear Shareholders,

Predictions are difficult to make, especially about the future. This notion is often attributed to Yogi Berra about a prior time, but it could not be more applicable today. Views about nearly every matter seem to be evenly split between dichotomous extremes. Whatever else this situation produces, it creates increased uncertainty that, in turn, makes predictions about the future of healthcare investing extremely difficult.

In such times, we rely on fundamental analysis. On one hand, many people claim that drug prices are too high and that the overall cost of U.S. healthcare consumes too significant a portion of the country's gross domestic product (GDP). These notions lead some to advocate for significantly more regulatory or statutory control over the drug industry. A move in this direction would likely be damaging to investment prospects in healthcare.

On the other hand, the fundamentals in healthcare seem compelling to us. The U.S. population is aging. People need more care and spend more on healthcare as they age. We have a remarkably well-trained and innovative culture in this country that has consistently demonstrated its ability to discover, develop and commercialize new novel drugs and medical product that save lives and improve the quality of life for untold numbers of people. We also have a financial system that has paired inventors with investors to the benefit of all. For the healthcare sector, this combination of factors suggests a promising future.

So what is the likely net of these dichotomous perspectives?

As Mr. Berra said, it is difficult to make predictions. However, if I were to make one, it would be that everything will work out. I expect that drugs that make a real difference in addressing untreatable disease will be funded and developed for use by all. I believe drug pricing for such differentiated products, afforded by time-limited intellectual property protection, will allow a fair return in compensation for the risk investors take and peoples' lives will be helped, more and more each year. In parallel, however, I expect that medical products that aren't differentiated or which have exhausted patent protection will be priced at much lower levels. I expect that the former will be driven by the marketplace and the latter with help from the government and, my expectation is, that the net effect of this action should keep the average price of drugs at reasonable levels to the benefit of all.

In aggregate, this analysis makes us optimistic about the prospects of healthcare investing.

As always, we thank you for your consideration of the Tekla Funds. Please call our marketing and investor support services agent, Destra Capital, or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

We are cautiously optimistic about the prospects for the healthcare sector. We continue to see innovation improving or extending the lives of patients and ultimately being the basis for solid sector performance. While we are immersed in scientific and related developments every day, it is useful to occasionally step back and look at the big picture of what innovative new products are doing.

Treatment of cancer is a good example. In the last five years or so, we have seen the advent of so-called "checkpoint inhibitor" therapies, principally KEYTRUDA® (from Merck & Co.) and OPDIVO® (from Bristol-Myers Squibb), dramatically change the way certain solid tumors are treated. These products have changed the treatment paradigm for lung cancer (the most commonly diagnosed form of cancer in the world) and malignant melanoma, among other solid tumor cancers. In order to treat such diseases in the past, many patients were forced to endure chemotherapy regimens that almost killed the patient with the hope of simultaneously "killing" the cancer. The new checkpoint inhibitors, of which there are now seven approved in the U.S., generally exhibit fewer side effects than traditional chemotherapy and are effective in a significant portion of patients. Certainly the existing checkpoint inhibitors aren't perfect—a number of patients are not helped and the ones that are effectively treated can relapse, but overall, this class of drugs has been invaluable. I note that there are a plethora of new companies developing checkpoint and other products that some believe might address the shortfalls of current products. We look forward to seeing these products reach the market.

A similar set of developments is occurring in the treatment of hematologic (i.e., blood) cancers. KYMRIAH® (from Novartis) and YESCARTA® (from Gilead Sciences, Inc.) have transformed the treatment of certain leukemia and lymphoma cancers using CAR-T (chimeric antigen receptor T) cell therapy based drugs. In an analogous way, there are a large number of new companies with impressive technology poised to augment the success of the companies described above.

Similar narratives exist in nearly every area of medicine. Let me highlight just two, Alzheimer's disease and diabetes. The development of effective Alzheimer's treatments has been the bane of the pharmaceutical industry for many years. A large portion of the population develops this insidious disease but there are few if any effective treatments that slow down, let alone, cure it. Toward this end, we are now seeing products in late stage clinical development that have a very decent chance of slowing down progression. I am optimistic that we will see a material impact on Alzheimer's in my lifetime.

With respect to diabetes, a disease affecting nearly 10% of the U.S. population, progress has been a bit better when compared to Alzheimer's. There are a number of approved products to help cope with this problem and more products are being approved each year. The pace of development has increased over time but the number of afflicted individuals continues to grow rapidly. In this area, we see the simultaneous development of multiple approaches to treat diabetes. The magnitude of impact of each incremental drug as well as the aggregate impact of combination therapy appears to be increasing over time.

We have been investing for HQH for some time now and it is a privilege for us to do so on your behalf. Separately, as someone who has spent many years working in the pharmaceutical and biotech industries, what is seen from a multitude of companies every day is amazing.

There is rarely a time when everything in the market looks all good or all bad. This is presently the case as well. While we see encouraging technical promise in the healthcare sector, there are also reasons to be cautious. At the moment, the cautionary signs relate to the political environment in general and drug pricing in particular.

Whatever one might think of the actions of the U.S. government at this time, at a minimum it is a time of heightened uncertainty. In past years, we felt reasonably confident in our ability to predict the regulatory impact of change in our sector. We are less confident now. There has been much outcry about the price of drugs. There have been reports that suggest the current administration will be aggressive in trying to control the growth or even reduce the current magnitude of drug prices. There have also been signs that the government will be more accommodative. We simply do not know what will happen.

Our own view continues to be that while a solid argument can be made that current prices are well justified and don't constitute an unreasonable or significantly increasing percentage of overall healthcare spending, given the impact they have on patients' lives, the reality is that political pressure will lead to a regulatory-induced slowing or possibly an outright reduction of drug pricing for some products.

Having said this, we think the key is to determine which drugs or drug classes will be most and least affected. We conclude that the price of older drugs and those that are not clearly differentiated from their peers will see the most pressure. Those that are novel, patent protected and have a clear positive benefit on patient lifespan and/or quality of life will see a much reduced or even minimal downward pricing pressure. Fortunately, we have always favored investing in differentiated products. We regularly include some form of cost/benefit analyses into our decisions to invest. More importantly, the management of companies we invest in are usually astute enough to make a similar analysis. We don't often see pricing that is inconsistent with the benefit a drug delivers. The bottom line is that while we may well reduce our existing exposure to generic drugs, we don't think that drug pricing pressure will have a tremendous impact on the majority of our investments.

When we take a step away from product by product analysis, we see a number of important developments. In the last year, we have seen a performance profile that differs from what we observed in several recent years. You will recall that over the longer term, the NASDAQ Biotechnology Index®* ("NBI") has performed well in comparison to the S&P 500® Index* ("SPX") and the broad S&P Composite 1500® Health Care Index* ("S15HLTH") as follows:

10 Year Performance Ending September 30, 2018

By contrast, for the year ended September 30, 2018, we have observed a somewhat different profile. As you can see below, the NBI underperformed the S15HLTH and the SPX. Generally, this was the result of outperformance in the medical technology and managed care sectors.

Index	Year ended 9/30/18
S&P 500® Index	17.90%
S&P Composite 1500® Health Care Index	19.95%
NASDAQ Biotechnology Index®	10.34%

The question, of course, is what we should expect for the upcoming period. Our view continues to be that in any given year, one subsector can outperform all others, but that over the long-term, the innovation described above will allow the drug and biotech sectors to do well. Consequently, we favor being overweight these sectors.

TEKLA HEALTHCARE INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

Tekla Healthcare Investors ("HQH") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries and will emphasize both large established companies and smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/18

Market Price[1]	$23.15
NAV[2]	$25.62
Premium/(Discount)	-9.64%
Average 30 Day Volume	130,114
Net Assets	$1,081,742,926
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year to Date Distributions per Share	$1.94

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/18

Sector Diversification as of 9/30/18

This data is subject to change on a daily basis.

TEKLA HEALTHCARE INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2018

Issuer – Sector	% of Net Assets
Amgen Inc. – Biotechnology	7.1%
Biogen Inc. – Biotechnology	7.0%
Gilead Sciences, Inc. – Biotechnology	6.0%
Celgene Corporation – Biotechnology	5.8%
Illumina, Inc. – Life Sciences Tools & Services	3.9%
Vertex Pharmaceuticals Incorporated – Biotechnology	3.8%
Regeneron Pharmaceuticals, Inc. – Biotechnology	3.3%
Mylan N.V. – Pharmaceuticals	3.0%
Johnson & Johnson – Pharmaceuticals	2.8%
Alexion Pharmaceuticals, Inc. – Biotechnology	2.6%
Incyte Corporation – Biotechnology	2.1%
UnitedHealth Group Incorporated – Health Care Providers & Services	1.9%
Pfizer Inc. – Pharmaceuticals	1.8%
Sarepta Therapeutics, Inc. – Biotechnology	1.8%
Merck & Co., Inc. – Pharmaceuticals	1.6%
Seattle Genetics, Inc. – Biotechnology	1.5%
Neurocrine Biosciences, Inc. – Biotechnology	1.5%
Thermo Fisher Scientific Inc. – Life Sciences Tools & Services	1.2%
SPDR S&P Biotech ETF – Exchange Traded Fund	1.1%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.1%

Fund Performance

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-65% of net assets.

There is no commonly published index which matches the investment strategy of HQH. The S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-25% of this index. By contrast, the NBI, which contains approximately 190 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that, in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ended September 30, 2018

Period	HQH NAV	HQH MKT	NBI	S15HLTH	SPX
6 month	14.28	12.09	14.62	18.63	11.41
1 year	7.37	0.05	10.34	19.95	17.90
5 year	9.78	8.40	12.29	15.89	13.94
10 year	13.12	14.14	16.95	14.66	11.96

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of September 30, 2018

Among other investments, Tekla Healthcare Investors' performance benefitted in the past year by the following:

Sarepta Therapeutics, Inc. (SRPT) is a commercial company. Sales of their exon-skipping therapy, EXONDYS 51, for Duchenne Muscular Dystrophy (DMD) continue to impress as does the progress of their remaining first-generation exon-skipping portfolio. Sarepta's next-generation exon-skipping assets, carriers of their novel cell-penetrating peptides, are also progressing at or ahead of schedule. Outside of the exon-skipping base franchise, Sarepta leads the charge into gene-therapies for DMD and holds pole position ahead of competitors in terms of clinical progress, gene-therapy technology, and maintaining investor mindshare as the preeminent DMD company.

Neurocrine Biosciences, Inc. (NBIX), a mid-cap biotech company focused on brain and endocrine disease, has appreciated significantly over the past year due to strong sales from INGREZZA, its treatment for Tardive Dyskinesia. The drug has done exceedingly well in the market despite competition from a large competitor (Teva/Auspex). Also, Neurocrine and its partner AbbVie Inc. just recently launched a second product, ORLISSA for the treatment of endometriosis. We expect that both drugs will continue to exceed consensus expectations.

IDEXX Laboratories Inc. (IDXX) continues to leverage its unique structure and stature in veterinary medicine. The central lab continues to innovate successful diagnostic tests that facilitate the efforts of veterinarians to drive the shift from reactive pet care to preventative pet care. After their online and salesforce build out in 2017, we believe IDEXX remains in the early innings of leveraging their expanded operating platforms.

Among other examples, HQH's performance was negatively impacted by the following investments:

Nektar Therapeutics (NKTR) is a biopharmaceutical company with a pegylation-based technology platform that can significantly change the pharmacology of approved agents. Although the company has historically focused most of its attention on the pain space, their first immuno-oncology asset has caught the attention of the market and led to significant stock appreciation initially. This past June, questions arose about this asset, leading to a stock decline. While the Fund lost money in Nektar, HQH was underweight this stock during the report period.

Bioverativ Inc. (BIVV) was a spinout of Biogen's hemophilia business that was acquired by Sanofi in January. We were not invested in the company at the time due to our caution about new products in the hemophilia A space. This acquisition reinforces Sanofi's strategic intent to be a leader in rare diseases. HQH was underweight this stock during the report period.

Incyte Corporation (INCY) is a large-cap commercial-stage biopharmaceutical company that had a promising late stage pipeline. Earlier this year, a clinical failure of one asset and a regulatory issue with a second asset led to significant downward pressure on the stock. We continue to believe the company is an attractive commercial story but pipeline value will take some time to be realized following these disappointments.

*The trademarks NASDAQ Biotechnology Index®, S&P1500 Healthcare Index® and S&P500 Index® referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (a) - 3.2% of Net Assets	VALUE
	Biotechnology - 2.0%
3,266,667	Amphivena Therapeutics, Inc. Series B (Restricted) (b) (c)	$4,900,001
708,154	Atreca, Inc. Series C1 (Restricted) (b)	1,649,999
2,692,309	BioClin Therapeutics, Inc. Series A, 6.00% (Restricted) (b)	1,750,001
1,559,715	BioClin Therapeutics, Inc. Series B, 6.00% (Restricted) (b)	1,166,667
1,043,219	Galera Therapeutics, Inc. Series C, 6.00% (Restricted) (b)	2,310,000
2,266,666	GenomeDx Biosciences, Inc. Series C, 6.00% (Restricted) (b)	754,800
1,984,030	GenomeDx Biosciences, Inc. Series D, 8.00% (Restricted) (b)	605,129
389,603	GenomeDx Biosciences, Inc. Series D Prime, 8.00% (Restricted) (b)	356,487
500,020	GenomeDx Biosciences, Inc. Series E, 8.00% (Restricted) (b)	116,955
273,571	GenomeDx Biosciences, Inc. Warrants (Restricted, expiration 11/1/27, exercise price $0.31) (b)	0
287,958	Sutro Biopharma Series E, 8.00% (Restricted) (b)	3,887,435
875,000	Therachon Holding AG Series B, 8.00% (Restricted) (b)	3,500,000
210,000	Trillium Therapeutics, Inc. Series II (d)	1,218,000
		22,215,474
	Health Care Equipment & Supplies (Restricted) - 0.2%
114,158	CardioKinetix, Inc. Series C, 8.00% (b)	0
205,167	CardioKinetix, Inc. Series D, 8.00% (b)	0
632,211	CardioKinetix, Inc. Series E, 8.00% (b)	0
692,715	CardioKinetix, Inc. Series F, 8.00% (b)	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 12/11/19, exercise price $0.69) (b)	0
N/A (e)	CardioKinetix, Inc. Warrants (expiration 6/03/20, exercise price $0.69) (b)	0
12,695	CardioKinetix, Inc. Warrants (expiration 8/15/24, exercise price $2.85) (b)	0
951,000	IlluminOss Medical, Inc. Series AA, 8.00% (b) (c)	951,000
895,848	IlluminOss Medical, Inc. Junior Preferred, 8.00% (b) (c)	895,848

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Health Care Equipment & Supplies (Restricted) - continued	VALUE
47,542	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00) (b) (c)	$0
23,771	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00) (b) (c)	0
47,542	IlluminOss Medical, Inc. Warrants (expiration 2/6/28, exercise price $1.00) (b) (c)	0
71,324	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00) (b) (c)	0
59,426	IlluminOss Medical, Inc. Warrants (expiration 9/6/27, exercise price $1.00) (b)	0
		1,846,848
	Life Sciences Tools & Services (Restricted) - 0.5%
3,669,024	Labcyte, Inc. Series C, 8.00% (b)	4,622,970
160,767	Labcyte, Inc. Series D, 8.00% (b)	221,858
122,220	Labcyte, Inc. Series E, 8.00% (b)	196,774
		5,041,602
	Pharmaceuticals (Restricted) - 0.5%
3,173,164	Curasen Therapeutics, Inc. Series A (b) (c)	3,500,000
1,538,235	Milestone Pharmaceuticals, Inc. Series C, 8.00% (b) (d)	2,099,998
		5,599,998
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $42,804,905)	34,703,922
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (b) - 0.2% of Net Assets
	Biotechnology - 0.1%
$814,796	Amphivena Therapeutics, Inc. Promissory Note, 6.00% due 6/20/19 (c)	814,796
	Health Care Equipment & Supplies - 0.1%
74,456	CardioKinetix, Inc. Promissory Note, 5.00% due 7/31/17	0
285,294	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18 (c)	285,294
95,083	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18 (c)	95,083
190,166	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18 (c)	190,166

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

PRINCIPAL AMOUNT	Health Care Equipment & Supplies - continued	VALUE
$190,166	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18 (c)	$190,166
237,708	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18 (c)	237,708
		998,417
	TOTAL CONVERTIBLE NOTES (Cost $1,888,237)	1,813,213
SHARES	COMMON STOCKS AND WARRANTS - 92.9% of Net Assets
	Biotechnology - 61.0%
94,915	AbbVie Inc.	8,977,061
119,074	AC Immune SA (a) (d)	952,592
56,082	ACADIA Pharmaceuticals Inc. (a)	1,164,262
184,030	Akebia Therapeutics, Inc. (a)	1,624,985
86,667	Albireo Pharma, Inc. (a)	2,856,544
204,748	Alexion Pharmaceuticals, Inc. (a)	28,462,019
123,701	Alkermes plc (a)	5,249,870
87,873	Alnylam Pharmaceuticals, Inc. (a)	7,690,645
411,851	Amarin Corporation plc (a) (f)	6,700,816
369,150	Amgen Inc.	76,521,104
398,911	Amicus Therapeutics, Inc. (a)	4,822,834
31,939	AnaptysBio, Inc. (a)	3,186,554
62,293	Arena Pharmaceuticals, Inc. (a)	2,866,724
261,150	Array Biopharma Inc. (a)	3,969,480
41,207	Ascendis Pharma A/S (a) (f)	2,919,928
31,680	Athenex, Inc. (a)	492,307
26,960	Audentes Therapeutics, Inc. (a)	1,067,346
54,497	BeiGene, Ltd. (a) (f)	9,385,473
214,129	Biogen Inc. (a)	75,653,917
88,514	BioMarin Pharmaceutical Inc. (a)	8,583,203
59,636	bluebird bio, Inc. (a)	8,706,856
113,734	Blueprint Medicines Corporation (a)	8,878,076
702,686	Celgene Corporation (a)	62,883,370
52,600	Clovis Oncology, Inc. (a)	1,544,862
149,820	Coherus BioSciences, Inc. (a)	2,472,030
123,392	CRISPR Therapeutics AG (a) (d)	5,472,435
155,301	Dermira, Inc. (a)	1,692,781
48,794	Editas Medicine, Inc. (a)	1,552,625

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Biotechnology - continued	VALUE
733	Eiger BioPharmaceuticals, Inc. Warrants (expiration 10/10/18, exercise price $84.15) (a) (b)	$0
320,750	Epizyme, Inc. (a)	3,399,950
104,858	Esperion Therapeutics, Inc. (a)	4,652,549
360,685	Exelixis, Inc. (a)	6,391,338
111,769	FibroGen, Inc. (a)	6,789,967
49,714	Galapagos NV (a) (f)	5,589,345
835,283	Gilead Sciences, Inc.	64,492,200
87,433	Global Blood Therapeutics, Inc. (a)	3,322,454
329,676	Incyte Corporation (a)	22,774,018
113,891	Innoviva, Inc. (a)	1,735,699
44,891	Intellia Therapeutics, Inc. (a)	1,284,780
53,387	Ionis Pharmaceuticals, Inc. (a)	2,753,701
127,421	Iovance Biotherapeutics, Inc. (a)	1,433,486
48,710	Lexicon Pharmaceuticals, Inc. (a)	519,736
15,300	Loxo Oncology, Inc. (a)	2,613,699
291,611	Merus N.V. (a) (d)	5,756,401
81,916	Molecular Templates, Inc. (a)	441,527
114,977	Nektar Therapeutics (a)	7,008,998
130,603	Neurocrine Biosciences, Inc. (a)	16,057,639
141,815	NewLink Genetics Corporation (a)	338,938
375,077	Ovid Therapeutics Inc. (a)	2,126,687
1,297,531	Pieris Pharmaceuticals, Inc. (a)	7,266,174
54,790	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21, exercise price $3.00) (a) (b)	136,427
27,394	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21, exercise price $2.00) (a) (b)	83,552
70,557	Portola Pharmaceuticals, Inc. (a)	1,878,933
144,091	Protagonist Therapeutics, Inc. (a)	1,482,696
33,670	PTC Therapeutics, Inc. (a)	1,582,490
35,515	Puma Biotechnology, Inc. (a)	1,628,363
87,110	Regeneron Pharmaceuticals, Inc. (a)	35,195,924
80,859	Sage Therapeutics, Inc. (a)	11,421,334
127,693	Sangamo Therapeutics, Inc. (a)	2,164,396
117,188	Sarepta Therapeutics, Inc. (a)	18,927,034
212,307	Seattle Genetics, Inc. (a)	16,373,116
173,814	Sutro Biopharma, Inc. (a)	2,607,210
59,704	TESARO, Inc. (a)	2,329,053
333,399	Trillium Therapeutics Inc. (a) (d)	1,933,714
53,419	Ultragenyx Pharmaceutical Inc. (a)	4,078,006

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Biotechnology - continued	VALUE
34,119	United Therapeutics Corporation (a)	$4,363,138
213,482	Vertex Pharmaceuticals Incorporated (a)	41,146,521
		660,431,892
	Drug Discovery Technologies - 0.1%
117,030	Immunogen, Inc. (a)	1,108,274
	Health Care Equipment & Supplies - 3.0%
85,589	Abbott Laboratories	6,278,809
115,500	Alliqua BioMedical, Inc. (a)	262,185
12,930	Baxter International Inc.	996,774
4,170	Becton, Dickinson and Company	1,088,370
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	676,860
44,715	IDEXX Laboratories, Inc. (a)	11,163,547
97,680	Inovalon Holdings, Inc. (a)	981,684
27,150	LeMaitre Vascular, Inc.	1,051,791
68,760	Nevro Corp. (a)	3,919,320
37,380	Stryker Corporation	6,641,678
10,735	TherOx, Inc. (Restricted) (a) (b)	215
		33,061,233
	Health Care Providers & Services - 4.7%
109,000	Acadia Healthcare Company, Inc. (a)	3,836,800
21,000	Aetna Inc.	4,259,850
26,832	Anthem, Inc.	7,353,310
55,158	Centene Corporation (a)	7,985,775
31,400	Henry Schein, Inc. (a)	2,669,942
9,407	Humana Inc.	3,184,458
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	602,222
78,882	UnitedHealth Group Incorporated	20,985,767
		50,878,124
	Health Care Technology - 0.2%
84,300	Evolent Health, Inc. (a)	2,394,120
	Life Sciences Tools & Services - 5.5%
116,117	Illumina, Inc. (a)	42,621,906
32,460	PRA Health Sciences, Inc. (a)	3,576,767
52,912	Thermo Fisher Scientific Inc.	12,914,761
		59,113,434
	Medical Devices and Diagnostics - 1.3%
46,400	Boston Scientific Corporation (a)	1,786,400
47,260	Danaher Corporation	5,135,272
24,170	Genomic Health, Inc. (a)	1,697,217

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
4,970	Intuitive Surgical, Inc. (a)	$2,852,780
22,100	ResMed Inc.	2,549,014
		14,020,683
	Pharmaceuticals - 17.1%
112,338	Acceleron Pharma Inc. (a)	6,429,104
26,980	Aerie Pharmaceuticals, Inc. (a)	1,660,619
528,740	Aerpio Pharmaceuticals, Inc. (a)	1,633,807
21,610	Agios Pharmaceuticals, Inc. (a)	1,666,563
22,991	Allergan plc	4,379,326
172,920	ArQule, Inc. (a)	978,727
63,014	Concert Pharmaceuticals, Inc. (a)	935,128
34,138	Eli Lilly and Company	3,663,349
637,200	Endo International plc (a) (d)	10,724,076
29,210	Endocyte, Inc. (a)	518,770
254,676	Foamix Pharmaceuticals Ltd. (a) (d)	1,459,293
27,808	GW Pharmaceuticals plc (a) (f)	4,803,554
67,750	Immunomedics, Inc. (a)	1,411,233
24,250	Intra-Cellular Therapies, Inc. (a)	526,225
71,769	Jazz Pharmaceuticals plc (a)	12,066,522
215,387	Johnson & Johnson	29,760,022
6,220	Ligand Pharmaceuticals, Inc. (a)	1,707,328
4,640	Madrigal Pharmaceuticals, Inc. (a)	993,563
233,473	Marinus Pharmaceuticals, Inc. (a)	2,334,730
39,555	Medicines Company (The) (a)	1,183,090
243,985	Merck & Co., Inc.	17,308,296
9,460	Mirati Therapeutics, Inc. (a)	445,566
871,770	Mylan N.V. (a)	31,906,782
26,860	MyoKardia, Inc. (a)	1,751,272
436,467	Pfizer Inc.	19,235,101
26,930	Repligen Corp (a)	1,493,538
34,590	Revance Therapeutics, Inc. (a)	859,562
17,320	Rhythm Pharmaceuticals, Inc. (a)	505,224
79,790	Spectrum Pharmaceuticals, Inc. (a)	1,340,472
60,428	Teligent, Inc. (a)	238,691
574,944	Tetraphase Pharmaceuticals, Inc. (a)	1,586,845
382,571	Teva Pharmaceutical Industries Limited (f)	8,240,579
92,782	Zoetis Inc.	8,495,120
45,888	Zogenix, Inc. (a)	2,276,045
		184,518,122
	TOTAL COMMON STOCKS AND WARRANTS (Cost $715,380,498)	1,005,525,882

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

SHARES	EXCHANGE TRADED FUND - 1.1% of Net Assets	VALUE
129,000	SPDR S&P Biotech ETF	$12,367,230
	TOTAL EXCHANGE TRADED FUND (Cost $9,705,930)	12,367,230
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.6% of Net Assets
$16,979,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase Value $16,979,000, 0.42%, dated 9/28/18, due 10/1/18 (collateralized by U.S. Treasury Notes 2.125%, due 2/29/24, market value $17,320,071)	16,979,000
	TOTAL SHORT-TERM INVESTMENT (Cost $16,979,000)	16,979,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTEREST - 99.0% (Cost $786,758,570)	1,071,389,247
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 1.2% of Net Assets
	Health Care Equipment & Supplies - 0.4%
1	Veniti Milestone Interest	4,538,871
	Pharmaceuticals - 0.8%
1	Afferent Milestone Interest	775,234
1	Ethismos Research Milestone Interest	0
1	Neurovance Milestone Interest	2,661,032
1	TargeGen Milestone Interest	4,476,469
		7,912,735
	TOTAL MILESTONE INTERESTS (Cost $9,438,229)	12,451,606
	TOTAL INVESTMENTS - 100.2% (Cost $796,196,799)	1,083,840,853
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.2)%	(2,097,927)
	NET ASSETS - 100%	$1,081,742,926

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(continued)

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $12,060,062).

(d)  Foreign security.

(e)  Number of warrants to be determined at a future date.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $772,110,093)	$1,059,329,185
Investments in affiliated issuers, at value (cost $14,648,477)	12,060,062
Milestone interests, at value (cost $9,438,229)	12,451,606
Total investments	1,083,840,853
Cash	927
Dividends and interest receivable	236,050
Receivable for investments sold	222,970
Prepaid expenses	47,326
Other assets (see Note 1)	1,150,714
Total assets	1,085,498,840
LIABILITIES:
Payable for investments purchased	2,607,210
Accrued advisory fee	780,804
Accrued investor support service fees	43,872
Accrued shareholder reporting fees	47,830
Accrued trustee fees	44,274
Accrued other	231,924
Total liabilities	3,755,914
Commitments and Contingencies (see Notes 1)
NET ASSETS	$1,081,742,926
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 42,216,122 shares issued and outstanding	$784,485,437
Total distributable earnings (loss)	297,257,489
Total net assets (equivalent to $25.62 per share based on 42,216,122 shares outstanding)	$1,081,742,926

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME:
Dividend income (net of foreign tax of $9,361)	$6,663,911
Interest and other income	119,891
Total investment income	6,783,802
EXPENSES:
Advisory fees	9,137,360
Investor support service fees	504,158
Administration fees	203,462
Legal fees	177,119
Custodian fees	172,846
Auditing fees	103,950
Shareholder reporting	162,476
Trustees' fees and expenses	154,534
Transfer agent fees	54,902
Other (see Note 2)	233,798
Total expenses	10,904,605
Net investment loss	(4,120,803)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	63,809,882
Investments in affiliated issuers	5,655,949
Net realized gain	69,465,831
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(10,992,202)
Investments in affiliated issuers	7,808,878
Milestone interests	7,041,898
Change in unrealized appreciation (depreciation)	3,858,574
Net realized and unrealized gain (loss)	73,324,405
Net increase in net assets resulting from operations	$69,203,602

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2018	Year ended September 30, 2017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($4,120,803)	($5,164,404)
Net realized gain	69,465,831	81,064,642
Change in net unrealized appreciation (depreciation)	3,858,574	45,382,313
Net increase in net assets resulting from operations	69,203,602	121,282,551
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1):
Distributions (net investment income, realized gain (loss), other)	(79,998,934)	—
Net realized capital gains	—	(77,681,147)
Total distributions	(79,998,934)	(77,681,147)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (1,696,374 and 1,693,901 shares, respectively)	37,609,525	40,294,549
Fund shares repurchased (128,976 and 48,775 shares, respectively) (see Note 1)	(2,711,761)	(1,038,493)
Total capital share transactions	34,897,764	39,256,056
Net increase in net assets	24,102,432	82,857,460
NET ASSETS:
Beginning of year	1,057,640,494	974,783,034
End of year (a)	$1,081,742,926	$1,057,640,494

(a)  Net assets – End of year includes accumulated net investment loss of $(52,500) for the year ended September 30, 2017. The SEC eliminated this disclosure requirement for 2018.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2018	2017	2016	2015		2014
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$26.02	$24.99	$29.61	$29.40		$24.90
Net investment loss (1)	(0.10)	(0.13)	(0.17)	(0.22)		(0.24)
Net realized and unrealized gain (loss)	1.63	3.12	(1.35)	3.04		7.66
Total increase (decrease) from investment operations	1.53	2.99	(1.52)	2.82		7.42
Distributions to shareholders from:
Net realized capital gains	(1.94)	(1.96)	(3.10)	(2.61)		(2.13)
Total distributions	(1.94)	(1.96)	(3.10)	(2.61)		(2.13)
Increase resulting from shares repurchased (1)	0.01	— (2)	—	—		—
Change due to rights offering	—	—	—	—		(0.79	)(3)
Short term gain due to trading error	—	—	—	0.00	(2)	—
Net asset value per share, end of year	$25.62	$26.02	$24.99	$29.61		$29.40
Per share market value, end of year	$23.15	$25.23	$23.81	$27.60		$28.40
Total investment return at market value	0.05%	14.95%	(3.19%)	4.94%		28.08%
Total investment return at net asset value	7.37%	12.95%	(5.29%)	8.76	%(4)	27.64%
RATIOS
Expenses to average net assets	1.08%	1.10%	1.10%	1.03%		1.15%
Expenses to average net assets with waiver	—	—	—	1.00%		1.13%
Net investment loss to average net assets	(0.41%)	(0.53%)	(0.62%)	(0.65%)		(0.87%)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$1,082	$1,058	$975	$1,104		$1,053
Portfolio turnover rate	45.75%	29.21%	29.44%	37.43%		28.96%

(1)  Computed using average shares outstanding.

(2)  Rounds to less than $0.005 per share.

(3)  These rights offering shares were issued at a subscription price of $25.037 which was less than the Fund's net asset value per share of $29.01 on June 27, 2014 thus creating a dilution effect on the net asset value per share.

(4)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2018, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of five private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the Milestone Interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, TargeGen and Veniti's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2018:

Statement of Assets and Liabilities, Milestone interests, at value	$12,451,606
Statement of Assets and Liabilities, Total distributable earning (loss)	$3,013,377
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$7,041,898

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2018 totaled $455,426,802 and $490,431,697, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2018, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019. Prior to this renewal, in March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2018, the Fund repurchased 128,976 shares at a total cost of $2,711,761. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 8.12%.

During the year ended September 30, 2017 the Fund repurchased 48,775 shares at a total cost of $1,038,493. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 7.56%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2018, the Fund reclassified $3,753,303 from accumulated net realized gain on investment and $3,753,303 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2018 were as follows:

Cost of investments for tax purposes	$793,574,729
Gross tax unrealized appreciation	$379,273,610
Gross tax unrealized depreciation	($89,007,487)
Net tax unrealized depreciation on investments	$290,266,123
Undistributed ordinary income	$6,991,365

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

The Fund has designated the distributions for its taxable years ended September 30, 2018 and 2017 as follows:

Distributions paid from:	2018	2017
Ordinary income (includes short-term capital gain)	$6,117,698	$—
Long-term capital gain	$73,881,236	$77,681,147

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2018, these payments amounted to $105,028 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2018 were as follows:

Affiliated Companies	Begining Value as of September 30, 2017		Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2018
Amphivena Therapeutics, Inc.	$4,900,001		$1,082,065	($262,500)	($430)	($4,339)	$5,714,797
BioClin Therapeutics, Inc.	2,527,780		388,995	—	—	(107)	2,916,668	*
Curasen Therapeutics, Inc.	—	**	3,500,000	—	—	—	3,500,000
EBI Life Sciences, Inc.	18,854		—	—	(19,566)	712	—	*
Euthymics Biosciences, Inc.	—		—	—	(3,846,746)	3,846,746	—	*
IlluminOss Medical, Inc.	142,647	**	723,473	—	—	1,979,145	2,845,265
Veniti, Inc.	4,198,366		382	(15,708,160)	9,522,691	1,986,721	—	*
	$11,787,648		$5,694,915	($15,970,660)	$5,655,949	$7,808,878	$14,976,730

* Not an affiliate at September 30, 2018.

** Not an affiliate at September 30, 2017.

Affiliated Companies	Shares/ Principal Amount as of September 30, 2018	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Amphivena Therapeutics, Inc	4,081,463	$21,347	$—
BioClin Therapeutics, Inc.	4,252,024	—	—
Curasen Therapeutics, Inc.	3,173,164	—	—
EBI Life Sciences, Inc.	—	—	—
Euthymics Biosciences, Inc.	—	—	—
IlluminOss Medical, Inc.	3,094,870	51,660	—
Veniti, Inc.	—	—	—
	14,601,521	$73,007	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the levels used as of September 30, 2018 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred And Warrants
Biotechnology	$1,218,000	$3,887,435	$17,110,039	$22,215,474
Health Care Equipment & Supplies	—	—	1,846,848	1,846,848
Life Sciences Tools & Services	—	—	5,041,602	5,041,602
Pharmaceuticals	—	—	5,599,998	5,599,998
Convertible Notes
Biotechnology	—	—	814,796	814,796
Health Care Equipment & Supplies	—	—	998,417	998,417
Common Stocks And Warrants
Biotechnology	660,211,913	—	219,979	660,431,892
Drug Discovery Technologies	1,108,274	—	—	1,108,274
Health Care Equipment & Supplies	32,384,158	—	677,075	33,061,233
Health Care Providers & Services	50,275,902	—	602,222	50,878,124
Health Care Technology	2,394,120	—	—	2,394,120
Life Sciences Tools & Services	59,113,434	—	—	59,113,434
Medical Devices And Diagnostics	14,020,683	—	—	14,020,683
Pharmaceuticals	184,518,122	—	—	184,518,122
Exchange Traded Fund	12,367,230	—	—	12,367,230
Short-Term Investment	—	16,979,000	—	16,979,000
Milestone Interests
Health Care Equipment & Supplies	—	—	4,538,871	4,538,871
Pharmaceuticals	—	—	7,912,735	7,912,735
Other Assets	—	—	1,150,714	1,150,714
Total	$1,017,611,836	$20,866,435	$46,513,296	$1,084,991,567

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2017	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and converations	Proceeds of sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2018
Convertible Preferred and Warrants
Biotechnology	$10,846,634	($2,348,941)	$8,612,346		$0	$17,110,039
Health Care Equipment & Supplies	5,443,314	12,274,520	12,576	($15,883,562)	0	1,846,848
Life Sciences Tools & Services	5,041,602	(1,701)	1,701	0	0	5,041,602
Pharmaceuticals	2,099,998	(2,922)	3,502,922	0	0	5,599,998
Common Stocks and Warrants
Biotechnology	248,469	(28,490)	0	0	0	219,979
Health Care Equipment & Supplies	350,125	326,950	0	0	0	677,075
Health Care Providers & Services	484,444	117,778	0	0	0	602,222
Convertible Notes
Biotechnology	0	(297)	815,093	0	0	814,796
Health Care Equipment & Supplies	160,398	123,857	715,760	(1,598)	0	998,417
Pharmaceuticals	0	0	0	0	0	0
Milestone Interests
Health Care Equipment & Supplies	0	529,341	4,009,530	0	0	4,538,871
Pharmaceuticals	7,705,965	6,512,557	4,611	(6,310,398)	0	7,912,735
Other Assets	1,226,178		1,521,750	(1,597,214)		1,150,714
Total	$33,607,127	$17,502,652	$19,196,289	($23,792,772)	$0	$46,513,296
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018						$7,101,394

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$896,839	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	20,451,701	Probability-weighted expected return model	Discount rate Price to sales multiple	18.96%-45.35% (32.07%) 2.76x-11.36x (6.07x)
	10,960,214	Market approach, recent transaction	(a)	N/A
	602,222	Market Comparable	Discount for lack of marketability Price to earning multiple	50% 17.00x
	13,602,320	Probability adjusted value	Probability of events Timing of events	15%-99% (45.96%) 0.25-18.5 (2.84) years
$46,513,296

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 5% of the Fund's net assets at September 30, 2018.

At September 30, 2018, the Fund had a commitment of $5,965,054 relating to additional investments in two private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	7/27/16	$377,701	$775,234.00	$775,234
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	7/17/17	4,904,042	1.50	4,900,001
Cvt. Promissory Note	6/20/18	815,011	100.00	814,796

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Atreca, Inc.
Series C1 Cvt. Pfd	9/5/18	$1,649,999	$2.33	$1,649,999
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	1,751,222	0.65	1,750,001
Series B Cvt. Pfd	3/3/17	1,166,706	0.75	1,166,667
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	2,379,300	0.00	0
Series D Cvt. Pfd	12/10/10	785,862	0.00	0
Series E Cvt. Pfd	9/14/11	1,805,145	0.00	0
Series F Cvt. Pfd	12/4/14	2,368,365	0.00	0
Cvt. Promissory Note	6/20/17	74,505	0.00	0
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Warrants (expiration 6/03/20)	6/3/10, 9/1/10	177	0.00	0
Warrants (expiration 8/15/24)	8/15/14	204	0.00	0
Cercacor Laboratories, Inc. Common	3/31/98	0	4.23	676,860
Curasen Therapeutics, Inc.
Series A Cvt. Pfd	9/18/18	3,500,000	1.10	3,500,000
Ethismos Research, Inc. Milestone Interest	10/31/17	0	0.00	0
Galera Therapeutics, Inc.
Series C Cvt. Pfd	08/30/18	2,310,000	2.21	2,310,000
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,406,660	0.33	754,800
Series D Cvt. Pfd	4/4/18	520,533	0.31	605,129
Series D Prime Cvt. Pfd	4/4/18	118,943	0.92	356,487
Series E Cvt. Pfd	7/20/18	116,955	0.23	116,955
Warrants (expiration 11/1/27)	4/4/18	80	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	960,650	1.00	951,000
Junior Preferred	1/21/16	3,468,037	1.00	895,848
Cvt. Promissory Note	3/28/17	285,489	100.00	285,294
Cvt. Promissory Note	12/20/17	95,163	100.00	95,083
Cvt. Promissory Note	1/11/18	190,196	100.00	190,166
Cvt. Promissory Note	02/06/18	190,166	100.00	190,166
Cvt. Promissory Note	09/05/18	237,707	100.00	237,708
Warrants (expiration 1/11/28)	1/11/18	29	0.00	0
Warrants (expiration 11/20/27)	11/21/17	88	0.00	0
Warrants (expiration 2/6/28)	2/6/18	0	0.00	0
Warrants (expiration 3/31/27)	3/28/17	331	0.00	0
Warrants (expiration 9/6/27)	9/5/18	0	0.00	0
InnovaCare Health, Inc. Common	12/21/12†	965,291	2.71	602,222
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,928,781	1.26	4,622,970
Series D Cvt. Pfd	12/21/12	103,036	1.38	221,858
Series E Cvt. Pfd	3/27/17	106,240	1.61	196,774
Milestone Pharmaceuticals, Inc.
Series C Cvt. Pfd	7/17/17	2,102,920	1.37	2,099,998

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Neurovance Milestone Interest	3/20/17	$4,917,881	$2,661,032.00	$2,661,032
Sutro Biopharma
Series E Cvt. Pfd	7/26/18	2,800,423	13.50	3,887,435
TargeGen Milestone Interest	7/20/10	133,117	4,476,469.00	4,476,469
Therachon Holding AG
Series B Cvt. Pfd	7/17/18	3,500,000	4.00	3,500,000
TherOx, Inc. Common	9/11/00, 7/8/05	3,582,705	0.02	215
Veniti Milestone Interest	8/16/18	4,009,530	4,538,871.00	4,538,871
		$57,629,367		$49,030,038

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2018

We have served as the auditor of one or more Tekla Capital Management investment companies since 2004.

TEKLA HEALTHCARE INVESTORS

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Michael W. Bonney, Born: 8/1958[4]	Trustee since 2011	4

Chief Executive Officer and Chairman of the Board of Trustees, Kaleido Biosciences (since 2017); Partner, Third Rock Ventures (2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2002-2012); Director, Magenta Therapeutics (since 2016); Director, Global Blood Therapeutics (since 2016); Director, Revolution Medicine (since 2016); Director, Celgene Corporation (since 2015); Director, Whitehead Institute (since 2015); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, Gulf of Maine Research Institute (since 2015); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014) Trustee, Bates College (since 2002).

Rakesh K. Jain, Ph.D, Born: 12/1950	Trustee since 2007	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2012).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4

Partner, PricewaterhouseCoopers LLP (1989-2013); Director, Principal Global Investors Trust Co. (since 2014); Director, Thayer Academy (since 2009); Director, New England Canada Business Council (since 2017).

Oleg M. Pohotsky, J.D., Born: 3/1947	Trustee since 2000, Chairman since 2012	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, Born: 6/1946	Trustee since 2010	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (2004-2016).
Lucinda H. Stebbins, CPA, Born: 11/1945	Trustee since 2016	4
Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company (2008-2014); Director, Solstice Home Care, Inc. (since 2014)

TEKLA HEALTHCARE INVESTORS

INTERESTED TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001, Trustee since 2003	4

President of the Fund (since 2001), of Tekla Life Sciences Investors (HQL) (since 2001),of Tekla Healthcare Opportunities Fund (THQ) (since 2014), of Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013); Celladon Corporation (2012-2014); IlluminOss Medical, Inc. (since 2011); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (since 2016); Genome Dx Biosciences Inc. (2016-2018).

1  The Address for each Trustee is: Tekla Healthcare Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

4  Mr. Bonney resigned as a Trustee effective November 1, 2018.

OFFICERS

Name, Address[1], Date of Birth, Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001
President of the Fund, of HQL (since 2001), of THQ (since 2014) of THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2009

Chief Compliance Officer, Secretary and Treasurer, of the Fund, of HQL (since 2009), of THQ (since 2014) of THW (Since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE INVESTORS

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 14, 2018. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Thomas M. Kent, CPA	35,730,043	1,179,581
Daniel R. Omstead, Ph.D.	35,249,753	1,659,871

Thomas M. Kent, CPA and Daniel R. Omstead, Ph.D. were elected to serve until the 2021 Annual Meeting.

Trustees serving until the 2019 Annual Meeting are Michael W. Bonney*, Oleg M. Pohotsky, J.D. and William S. Reardon.

Trustees serving until the 2020 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA.

*  Mr. Bonney resigned as a Trustee effective November 1, 2018.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2018 by the following votes:

For	Against	Abstain
36,246,437	349,355	313,831

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2018. In February 2019, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TEKLA HEALTHCARE INVESTORS

For corporate shareholders, 49.21% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2018 to September 30, 2018.

Under Section 854(b)(2) of the Code, the Fund designated $6,673,272 as qualified dividends for the year ended September 30, 2018.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2019.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA, CAIA, Richard Goss, Alan Kwan, M.B.A, Ph.D. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, J.D.
William S. Reardon
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $97,600 for the fiscal year ended September 30, 2018 and $94,721 for the fiscal year ended September 30, 2017.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,750 for the fiscal year ended September 30, 2018 and $5,500 for the fiscal year ended September 30, 2017.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Lucinda H. Stebbins, Thomas M. Kent and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)     As of December 4, 2018, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, Ph.D, M.B.A., Christian M. Richard, M.S, M.B.A, Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA®, CAIA, Richard Goss, Alan Kwan, Ph.D, M.B.A., and Loretta Tse, Ph.D., are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Life Sciences Investors (“HQL”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (“THW”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQL, THQ and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, Ph.D. M.B.A. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Christian M. Richard, M.S. M.B.A. is Senior Vice President, Research of the investment adviser. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin Nexus. He joined TCM in 2015.

Henry Skinner, Ph.D. is Senior Vice President, Venture of the investment adviser. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Ashton L. Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined TCM in 2018.

Alan Kwan, Ph.D., M.B.A. is Senior Analyst of the investment adviser. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

Christopher Abbott is Senior Analyst of the investment adviser.  Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team.  He joined TCM in 2016.

Robert Benson, CFA®, CAIA is Senior Analyst, Research of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams.  He joined TCM in 2016.

Richard Goss is Senior Analyst of the investment advisor.  Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Loretta Tse, Ph.D. is Senior Analyst of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

(a) (2)     The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,172 million	0	0	0	0
Jason C. Akus	3	$2,172 million	0	0	0	0
Christian M. Richard	3	$2,172 million	0	0	0	0
Timothy Gasperoni	3	$2,172 million	0	0	0	0
Henry Skinner	3	$2,172 million	0	0	0	0
Ashton L.Wilson	3	$2,172 million	0	0	0	0
Alan Kwan	3	$2,172 million	0	0	0	0
Christopher Abbott	3	$2,172 million	0	0	0	0
Robert Benson	3	$2,172 million	0	0	0	0
Richard Goss	3	$2,172 million	0	0	0	0
Loretta Tse	3	$2,172 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQL, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)     As of September 30, 2018, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)     As of September 30, 2018, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Christian M. Richard	none
Timothy Gasperoni	$10,001 – $50,000
Henry Skinner	none
Ashton L. Wilson	none
Alan Kwan	none
Christopher Abbott	none
Robert Benson	none
Richard Goss	none
Loretta Tse	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2017-Oct. 31, 2017)				4,828,177
Month #2 (Nov. 1, 2017 – Nov. 30, 2017)				4,828,177
Month #3 (Dec. 1, 2017– Dec. 31, 2017)				4,828,177
Month #4 (Jan. 1, 2018 – Jan. 31, 2018)				4,828,177
Month #5 (Feb. 1, 2018 – Feb. 28, 2018)				4,828,177
Month #6 (Mar. 1, 2018 – Mar. 31, 2018)				4,828,177
Month #7 (Apr. 1, 2018 – Apr. 30, 2018)	65,240	$21.12	65,240	4,762,937
Month #8 (May 1, 2018 – May 31, 2018)	63,736	$20.89	63,736	4,699,201
Month #9 (June 1, 2018 – June 30, 2018)				4,699,201
Month #10 (Jul. 1, 2018 – Jul. 31, 2018)				5,019,439
Month #11 (Aug. 1, 2018 – Aug. 31, 2018)				5,019,439
Month #12 (Sep. 1, 2018 – Sep. 30, 2018)				5,019,439
Total	128,976	$21.01	128,976

(1)         On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 23, 2017, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares  in the open market for a one year period ending July 14, 2018. On March 22, 2018, the Trustees approved the renewal of the share repurchase program,  allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a) (3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/4/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/4/18

* Print the name and title of each signing officer under his or her signature.